Exhibit 99.1 CORPORATE OVERVIEW 24 October 2023

Disclosures The information contained in this presentation has been prepared by Aeglea Biotherapeutics, Inc. and its affiliates, including Spyre Therapeutics, Inc. (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. 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This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: stockholder approval of the conversion rights of the Series A Preferred Stock; the expected effects, perceived benefits or opportunities and related timing with respect to the June 2023 acquisition of Spyre Therapeutics, Inc. and the concurrent financing; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs; expectations regarding the use of proceeds and the time periods over which the Company’s capital resources will be sufficient to fund its anticipated operations; the market and potential opportunities for inflammatory bowel disease therapies; other activities, events or developments that the Company expects or anticipates will or may occur in the future; the Company’s business strategy objectives and goals; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements including those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Cautionary Information Regarding Forward-Looking Statements” in Aeglea’s Preliminary Proxy Statement on Form 14A filed with the Securities and Exchange Commission (“SEC”) on August 8, 2023, as well as discussions of potential risks, uncertainties, and other filings by Aeglea from time to time, as well as risk factors associated with companies, such as Spyre, that operate in the biopharma industry. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward- looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. 2

Targeting new heights in the treatment of IBD

SPYRE
THERAPEUTICS

THREE-PILLAR STRATEGY

OPPORTUNITY FOR BEST-IN-CLASS LONG-ACTING ANTIBODIES
SUBCUTANEOUS (SC) Q8-12W DOSING

RATIONAL THERAPEUTIC COMBINATIONS

PRECISION IMMUNOLOGY

PARALLEL LEAD PROGRAMS AGAINST HIGH VALUE TARGETS

TARGET	PROGRAM	DISCOVERY	IND-ENABLING	CLINICAL
α4β7	SPY001			Phase 1 interim data expected YE24
TL1A	SPY002			Phase 1 interim data expected 1H25
IL-23	SPY003			
Novel MOA	SPY004			
α4β7 + IL-23	SPY130			
α4β7 + TL1A	SPY120			
TL1A + IL-23	SPY230

Potential best-in-class lead programs

DESIGN ATTRIBUTES

SPY001 ($\alpha4\beta7$)	SPY002 (TL1A)	COMBINATIONS
✓ IDENTICAL EPITOPE TARGETING AS VEDOLIZUMAB	✓ DUAL MONOMER AND TRIMER BINDER	✓ ONLY KNOWN PORTFOLIO WITH $\alpha4\beta7$, TL1A, AND IL-23
✓ COMPARABLE POTENCY AND SELECTIVITY AS VEDOLIZUMAB	✓ PICOMOLAR POTENCY AGAINST MONOMERS AND TRIMERS	✓ POTENTIAL TO ADDRESS ORTHOGONAL BIOLOGY
✓ SC EXTENDED HALF-LIFE mAb TO ENABLE Q8-12W REGIMEN	✓ SC EXTENDED HALF-LIFE mAb TO ENABLE Q8-12W REGIMEN	✓ TARGETING UNIFIED SC Q8-12W DOSING
INTERIM HV PK DATA EXPECTED YE 2024	INTERIM HV PK DATA EXPECTED 1H 2025	INITIATION EXPECTED AFTER PH1 DATA

SPYRE

4

Despite advances, new approaches are needed to break the efficacy ceiling and improve convenience of biologics UNMET NEED 80 ~1.7 million individuals are currently diagnosed with 1 IBD in the U.S. SPYRE TARGET There remain substantial unmet needs in IBD 60 management, including: 40 Inadequate response or loss of 2 SOC TODAY response to existing therapies vedolizumab mirikizumab Side effects and safety concerns vedolizumab ustekinumab 20 associated with long-term medication use golimumab infliximab adalimumab Adherence to frequent and/or inconvenient dosing regimens 0 0 2 4 6 8 10 12 14 MAINTENANCE DOSING FREQUENCY (WEEKS) 1 2 Source: Crohn’s and Colitis Foundation. Summary data for select agents that randomize patients post response to induction; data from labels, company reports. Vedolizumab approved in US as Q8W IV – Q2W SC approval pending following CRL in 2019. TL1A maintenance data not available. Orals not shown (pbo-adj maintenance remission rates): Jaks - tofacitinib (27%), upadacitinib (30% 15mg, 40% 30mg); S1Ps: ozanimod (19%); etrasimod (25% - P3 treat-through design). 5 UC MAINTENANCE REMISSION RATES (%)

Our strategy is built on three validated approaches to address unmet needs in IBD

BEST-IN-CLASS ANTIBODY ENGINEERING



HALF-LIFE EXTENSION TECHNOLOGIES TO IMPROVE CONVENIENCE[1]

RATIONAL THERAPEUTIC COMBINATIONS



COMBINATION TARGETING TO ENHANCE REMISSION RATES[2]

PRECISION IMMUNOLOGY APPROACHES



GENETIC AND BIOMARKER SELECTION TO IDENTIFY MOST LIKELY RESPONDERS[3]

Sources: [1] Several half-life extended antibodies are in clinical development, with at least two commercially approved (Evusheld, Beyfortus), Rosario, M, et. al. (2017); [2]JNJ VEGA Phase 2 study demonstrated approximately additive efficacy with a TNFα and IL-23 combination (~47% clinical remission at week 12) versus monotherapies (25% and 24% remission rates, respectively, Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023); [3]Prometheus Biosciences demonstrated a ~13% increase in clinical remission rates in CDx+ patients versus all-comers, Prometheus corporate materials

SPYRE

6

Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations

STRATEGY	TARGET	PROGRAM[1]	DISCOVERY	IND-ENABLING	CLINICAL
Potentially best-in-class mAbs	α4β7	SPY001			Phase 1 interim data expected YE24
	TL1A	SPY002			Phase 1 interim data expected 1H25
	IL-23	SPY003			
	Novel MOA	SPY004			
Rational combinations	α4β7 + IL-23	SPY130			
	α4β7 + TL1A	SPY120			
	TL1A + IL-23	SPY230			



[1]Spyre exercised its option to license worldwide rights from Paragon Therapeutics, Inc. for SPY001. Spyre continues to hold an option to license similar rights from Paragon for all other programs. SPY003 license will be restricted to IBD, all other program licenses will be indication agnostic.

SPYRE
7

SPY001 LONG-ACTING Α4Β7 ANTIBODY

SPY001 is designed to be a long-acting anti-α4β7 IDENTICAL EPITOPE TARGET AS VEDOLIZUMAB ü COMPARABLE POTENCY AND SELECTIVITY AS VEDOLIZUMAB ü SUB-CUTANEOUS, EXTENDED HALF-LIFE mAb PREDICTED TO ENABLE Q8-12W DOSING ü 9

SPY001 potency & selectivity matches vedolizumab

SPY001 & VEDOLIZUMAB EPITOPE


α4 Subunit
SPY001 and vedolizumab bind the same epitope
β7 Subunit

POTENT & SELECTIVE BINDING TO α4β7

Antibody	α4β7[1]	α4β1	αEβ7
SPY001	K_D <1 nM	NB[2]	NB[2]
Vedolizumab	K_D <1 nM	NB[2]	NB[2]

[1]Dissociation constant (K_D) measured by surface plasmon resonance (SPR)
[2]NB = no binding by a particular antibody to a test molecule

POTENT AND SELECTIVE INHIBITION OF CELLULAR ADHESION

SPY001 and vedolizumab potently inhibit MAdCAM-1-mediated (gut) cellular adhesion


SPY001 (IC_{50} = 86 pM)
Vedolizumab (IC_{50} = 83 pM)
%Inhibition of Total Adhesion (Integrin-mediated Adhesion by MADCAM-1)
0
10
20
30
40
50
60
70
0.01
0.1
1
10
mAb Concentration (nM)

No inhibition of unwanted VCAM-1-mediated (CNS) cellular adhesion


SPY001
Vedolizumab
Natalizumab (α4β1)
%Inhibition of Total Adhesion (Integrin-mediated Adhesion by VCAM-1)
-10
0
10
20
30
40
50
60
70
0.001
0.01
0.1
1
10
100
mAb Concentration (nM)

Source: Data on file.

SPYRE
10

SPY001 has exhibited ~2x the half-life of vedolizumab in NHPs

DEMONSTRATED EXTENDED HALF-LIFE IN Tg276 MICE



SPY001 $t_{1/2}$: ~10 Days
Vedo $t_{1/2}$: ~3 Days
Normalized Concentration (C/C_0)
1
0.1
0.01
0.001
0.0001
0
10
20
30
Days

DEMONSTRATED EXTENDED HALF-LIFE IN NHPs



SPY001 $t_{1/2}$: ~17 Days
Vedo $t_{1/2}$: ~10 Days
Normalized Concentration (C/C_0)
1
0.1
0
5
10
15
20
Days

Source: Data on file.

SPYRE
11

SPY001 Phase 1 clinical trial design SINGLE-ASCENDING DOSE MULTIPLE-ASCENDING DOSE SAD 4 IV MAD 2 SC SAD 3 SC SAD 2 SC MAD 1 SC SAD 1 SC Expected interim YE2024 readout to include 2-3 SAD cohorts and is sufficient to answer key objectives with PK modeling Single-ascending dose cohorts Multiple-ascending dose cohorts • Healthy volunteers • Healthy volunteers • N=8/cohort (3:1 randomization) • N=8/cohort (3:1 randomization) • Two doses 12

We aim to demonstrate the following for SPY001 in the expected interim Phase 1 readout HALF-LIFE ENABLES Q8-12W SC MAINTENANCE DOSING BASED ON PK MODELING 1 POTENTIAL TO ADDRESS VEDO’S SLOW ONSET OF ACTION WITH HIGHER INDUCTION EXPOSURES 2 ESTABLISH SPY-001 HAS FAVORABLE SAFETY PROFILE AND IS WELL-TOLERATED 3 MINIMAL TO NO IMPACT ON ADA RATES VS VEDOLIZUMAB 4 13

Expected Phase 1 interim PK data informs dose and schedule modeling for target maintenance profile

SPY001 HUMAN HALF-LIFE PREDICTIONS



1
Half-life (days)
Q8W based on PK modeling
Q12W based on PK modeling
SPY001
Humans
~35
~40
43-56 days
Predicted range[1]
NHPs
17
VEDO
Humans
25
NHPs
10

MAINTENANCE PK SIMULATIONS



Q12W SPY001 Dosing Simulation based on 50d half-life
SPY001 SC Q12W
VEDO IV Q8W
Concentration (µg/mL)
100
80
60
40
20
0
0
12
24
36
48
Weeks (At Steady-State)
SPY001 C trough exceeds vedo by ~1.5x
6 ug/mL
C trough associated with maximal efficacy[2]

Source: [1]*Human YTE mAb half-life is on average 3.1x of NHP half-life;* Rosario, M, et. al. (2017); [2]*Feagan, et. al. (2013)*

SPYRE
14

A half-life of 43-56 days in a 300mg SC format is expected to offer a superior product profile for patients MAINTENANCE DOSING PROFILE SPY001 SC 300 MG 4-6 POTENTIAL FOR SEASONAL DOSING CITRATE FREE INJECTIONS PER YEAR VEDOLIZUMAB SC 108 MG 26 20 MM CITRATE INJECTIONS PER YEAR 15

Expected interim PK data will also inform our ability to test induction exposure-response relationship in Phase 2

UPSIDE: GREATER REMISSION VIA HIGHER EXPOSURE

2 GEMINI I: WEEK 6 CLINICAL REMISSION RATES IN UC (%)


Vedolizumab[1]
trough concentration quartiles (µg/ml)
Q4 ≥35.7
37%
Q3 25.0-35.7
22%
Q2 17.1-25.0
13%
Q1 ≤17.1
7%
Vedo W6
17%
PBO
6%
+20%
Higher anti-α4β7 mAb exposure may lead to more rapid remission

INDUCTION PK SIMULATIONS

SPY001 INDUCTION SIMULATION BASED ON 50-DAY HALF-LIFE


SPY001 SC
VEDO IV (per label)
SPY001: ALL modeled patients above vedo Q4 trough concentration
Concentration (µg/mL)
150
100
50
0
Quartile 4: 36 µg/mL
0
2
4
6
Weeks

Source: [1]Vedolizumab exposure-response data from Rosario, M., et. al. (2017); Vedolizumab FDA Clinical Pharmacology Review

SPYRE
16

SPY001 is designed for fully SC induction dosing with upside efficacy potential INDUCTION DOSING PROFILE PATIENT-ADMINISTERED SC SPY001 INDUCTION UPSIDE POTENTIAL FOR ENHANCED EFFICACY DOSING W0 W2 W6 REQUIRES PHYSICIAN ADMINISTRATION / OFFICE VISIT IV VEDOLIZUMAB INDUCTION POTENTIALLY UNDER-DOSED DOSING W0 W2 W6 17

SPY001 is designed to match vedolizumab’s favorable safety profile and low rate of ADAs 1 2,3 VEDO IS WELL TOLERATED WITH LOW IMMUNOGENICITY ADA RATES ARE SIMILAR FOR YTE AND WT ANTIBODIES 3 4 Vedolizumab Placebo 100 YTE (Half-life extension) 0.85 0.70 WT Infection rates per patient-year per patient-year 80 0.07 0.06 Serious infection rates per patient-year per patient-year 60 52% 45% Adverse reaction rates (N=1434) (N=297) 40 0.4% 0.3% 25.0% Malignancy rates (N=1434) (N=297) 20.0% 20 4% 3% Infusion reactions 3.6% (N=1434) (N=297) 0.4% 0 Nirsevimab Palivizumab Motavizumab-YTE Motavizumab 6% (MEDI-8897; YTE) (non-YTE) N = 16 N = 16 Immunogenicity rates N/A (N=1434) N = 483 N = 251 1 2 3 Source: Entyvio prescribing information; Rocca, A, et al. Int J of Mol Sci, 2021; Domachowske NEJM 2022 18

SPY001 summary PK MODELLING SUPPORTS COMPARABLE IN VITRO DEVELOPING PATIENT Q8-12W SC DOSING; UPSIDE PERFORMANCE TO SELECTION APPROACHES TO POTENTIAL FOR GREATER VEDOLIZUMAB IDENTIFY RESPONDERS INDUCTION EFFICACY INTERIM PHASE 1 PK DATA EXPECTED YE2024 19

SPY002 POTENTIAL BEST-IN-CLASS TL1A ANTIBODY

SPY002 is designed to achieve an optimal anti-TL1A product profile DUAL MONOMER AND TRIMER BINDING ü PICOMOLAR POTENCY AGAINST MONOMERS & TRIMERS ü FULLY SC, EXTENDED HALF-LIFE mAb PREDICTED TO ENABLE Q8-12W DOSING ü 21

Extensive discovery campaign pursued to identify an uncompromising TL1A antibody Heavily resourced campaign employing multiple strategies and formats enabled discovery of desirable TL1A clones 1000+ CLONES Format 3 Format 4 Format 1 Format 2 MONOMER AND TRIMER BINDER Set A Set G Strategy 1 Set B Set H Strategy 2 PICOMOLAR POTENCY Set C Set E Strategy 3 EXTENDED HALF-LIFE Set D Set F Set I Strategy 4 POTENTIAL BEST-IN-CLASS TL1A 22

SPY002 clones are unique in binding both monomers and trimers with picomolar potency

SUPERIOR MONOMER AND TRIMER BINDING[1]


NO MONOMER BINDING
RVT-3101
TEV-48574
MK-7240
SELECT SPYRE CLONES
10-9
10-10
10-10
10-9
Greater monomer binding (M)
Greater trimer binding (M)

SUPERIOR TF-1 APOPTOSIS INHIBITION[1]


100
50
0
%Inhibition
TF-1 Apoptosis
0.01
0.1
1
10
100
Antibody Concentration (nM)
TEV-48574
RVT-3101
MK-7240
SELECT SPYRE CLONES

Source: Nonclinical data on file. [1]Compared to TEV-48574, RVT-3101, MK-7240

SPYRE
23

SPY002 is a potential best-in-class TL1A mAb SPY002 MK-7240 RVT-3101 TEV-48574 Complete TL1A blockade üü Monomer and trimer Picomolar trimer üüü potency Half-life extension ü Q8-12W dosing Source: Company materials 24

SPY002 is potentially the most advanced unencumbered TL1A in development April 16, 2023 Oct 3, 2023 Announcement dates: Oct 23, 2023 $10.8B 50-50 $7.1B acquisition licensing deal acquisition Global rights $0.5B upfront +$1B in milestones +$150M near-term milestone North America, Japan, Asia rights U.S. and Japan rights Source: Company press releases 25

SPY002 summary ONLY KNOWN EXTENDED DEVELOPING PATIENT LEAD CLONES ARE MONOMER AND HALF-LIFE TL1A ANTIBODY IN SELECTION APPROACHES TO TRIMER BINDERS WITH POTENCY DEVELOPMENT IDENTIFY RESPONDERS DESIGNED TO BE SUPERIOR TO SELECT ANTIBODIES INTERIM PHASE 1 PK DATA EXPECTED 1H2025 26

THERAPEUTIC COMBINATIONS

Spyre is unique in its portfolio approach evaluating multiple combination regimens ONLY KNOWN PORTFOLIO WITH α4β7, TL1A, AND IL-23 ü POTENTIAL TO ADDRESS ORTHOGONAL BIOLOGY ü FAVORABLE TARGET PRODUCT PROFILE WITH UNIFIED Q8-12W SC DOSING ACROSS TARGETS ü 28

Spyre portfolio addresses the diverse pathophysiology of IBD Blockade of α4β7 prevents circulating T cells Neutralization of TL1A suppresses inflammation within Neutralization of IL-23 inhibits cascade of from entering inflammatory gut tissues gut tissue and blocks immune cell activation various proinflammatory cytokines Sypre is a pioneer in developing potential best-in-class mAbs against three top targets with the goal of enabling superior combinations for IBD 29 Intestinal epithelium MOA Blood Vessel

JNJ's VEGA study demonstrated power of combination therapy despite relative weakness of components



VEGA COMBINATION STUDY (N=71/ARM)
Δ+22%
~additive absolute clinical remission rates (induction)
25%
24%
47%
22%
25%
Anti-TNF (Golimumab)
Anti-IL23 (Guselkumab)
Combination
BLACK BOX WARNING
PROBABLE BLACK BOX

NOTE: In VEGA, only guselkumab (IL-23) was continued in maintenance for the combo arm in a treat-through design; Spyre plans to use combinations in maintenance. Maintenance remission rates for the anti-TNF arm, anti-IL23 arm, and induction combination arm were 28%, 31%, and 48%, respectively.; Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023).

SPYRE
30

Spyre aims to build on this success with combinations of potentially best-in-class mAbs from favorable MOAs SPY130 SPY120 SPY230 JNJ-’4804 Targets α4β7 + IL-23 α4β7 + TL1A TL1A + IL-23 TNF + IL-23 Format Co-formulation Co-formulation Co-formulation Co-formulation Monotherapies lack üüü black box warning Anti-cytokine + anti-lymphocyte üü trafficking Half-life extension Q8-12W dosingüüü Source: Company materials 31

Combination programs summary COMBINATION OF TARGETING UNIFIED Q8-12W DEVELOPING PATIENT POTENTIALLY BEST-IN-CLASS DOSING FOR OPTIMIZED SELECTION APPROACHES TO MONOTHERAPY BUILDING PATIENT CONVENIENCE IDENTIFY RESPONDERS BLOCKS SPY130 Phase 2 study initiation expected in 2025 32

CORPORATE TEAM AND CASH RUNWAY

Leadership and BOD 34

Cash and anticipated milestones 2024 2025 1 CASH RUNWAY CATALYSTS EXPECTED EXPECTED 1H - IND/CTN PHASE 1 FULL DATA SPY001 (α4β7) 236.7M as of 6/30/2023 2H - PHASE 1 INTERIM DATA PHASE 2 INITIATION 2H - IND/CTN PHASE 1 INTERIM DATA SPY002 (TL1A) expected to fund pipeline into 2026 through multiple key value creation events IND/CTN SPY003 (IL-23) PHASE 2 INITIATION COMBINATIONS 1H – PRA023 SSc-ILD P2 2H - TEV-48574 P2b MORF057 P2b EXTERNAL EVENTS 2H – DUET UC/CD P2b 1 Note: As of October 23, 2023 35

Thank you

Aeglea-Spyre Transaction highlights Structure: The acquisition of Spyre was structured as a stock-for-stock transaction whereby all of Spyre’s outstanding equity interests were exchanged for a combination of shares of Aeglea common stock and a newly created non-voting Series A convertible preferred stock. Financing: Concurrent with the acquisition of Spyre, Aeglea closed a $210 million private placement with a group of institutional accredited investors led by Fairmount Funds and joined by a robust syndicate of dedicated biotechnology investors as well as additional undisclosed institutional investors. Primary use of proceeds: The proceeds from the private placement are expected to be primarily used to advance the Spyre pipeline and deliver the following anticipated milestones: two INDs for SPY001 and SPY002 in 2024, HV PK/PD data for SPY001 in 2H2024, and HV PK/PD data for SPY002 in 1H2025. Proceeds are expected to provide cash runway into 2026. 37

Capitalization * As of 6/20/2023 • Shares of common stock and preferred stock Shares of common stock outstanding 2.6 million were issued to Spyre Therapeutics Inc. security holders in exchange for all of Spyre’s outstanding Pre-funded warrants 1.2 million equity interests. Merger consideration • Shares of preferred stock were issued to Spyre Therapeutics Inc. stockholders and to investors in Shares of common 0.5 million the $210 million private placement. Shares of preferred 0.4 million • Each share of preferred stock will automatically Preferred conversion ratio 1:40 convert into 40 shares of common stock upon Total pre-financing common equivalent 18.9 million stockholder approval, subject to certain beneficial ownership restrictions set by each holder. Concurrent financing • Please refer to the company’s SEC filings for Shares of preferred 0.7 million additional information. Common equivalent 28.9 million Total capitalization (Common) 47.7 million *Note: All figures have been retroactively adjusted to reflect the company’s 1-for-25 reverse stock split that will be effective as of 12:01 a.m. Eastern Time on September 8, 2023. 38